EX-99.B13.1
                             New Account Application

                                                        "Invest in the companies
                                                 that invest in your sport" [sm]

                                 1.87.RACE.FUND
                             www.stockcarstocks.com

Please do not use this form for retirement               PO Box 844
plans.  Request a separate application.                  Cohshohocken, PA  19428

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1.   Register Your Account (Choose A, B, C, or D)
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A.   [ ] Individual or [ ] Joint Tenants

Owner Name

________________________________________________________________________________

     Social Security Number ___-__-____
     and (if any)
     Joint Owner Name

     ___________________________________________________________________________
     (Joint Tenancy assumed unless otherwise specified)

B.   [ ] Gift to a Minor      Custodian's Name

     ___________________________________________________________________________

     Minor's Name ______________________________________________________________

     Minor's Social Security Number ___-__-____

     Custodian's State of Residence ___________

[ ]  Trust Trustee's Name ______________________________________________________

     Name of Trust

     ___________________________________________________________________________

     Date of Agreement _________________________________________________________

          [ ] Corporation  [ ] Partnership or  [ ] Other type of Organization

     Entity name

     ___________________________________________________________________________

     Social Security Number ___-__ ____ Taxpayer ID Number ___-__-____ (If Sole Proprietor)

                                        Corporations, Trusts and Partnerships require completion of the Resolution Section at the end of this form.

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2.   Please tell us where to mail reports and statements.
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     Address
     ___________________________________________________________________________

     City                                         State               Zip
     ___________________________________________________________________________

     Telephone Number ____-____-______ US Citizen:  [ ] Yes    [ ] No

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3.   Your Investment
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     Please make checks payable to StockCar Stocks Mutual Fund ($1,000 minimum)

     [ ] Check enlcosed $_____________  [ ] Wired from Bank $_____________

     Date ____________

                                            Wire Number __________________

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4.   Dividend and Capital Gain Payment Options
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     (If no choice is made, dividends and capital gains will be reinvested.)
     Income Dividends [ ] reinvested   [ ] paid in cash

     Capital Gains Distributions [ ] reinvested   [ ] paid in cash

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5.   Telephone/Mail Redemptions
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     You may redeem  shares  from your  account  simply by  calling  Declaration
     Service Company. Unless the bex is checked, the Telephone Mail Redemption Service will not be established.

     [ ] I want Telephone/Mail Redemption Service

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6.   Wire Redemptions
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                                        I/We   authorize   Declaration   Service
                                        Company to honor the request to be authentic for wire redemptions proceeds to bank/broker indicated.

     Bank Name  ________________________________________________________________

     Address  __________________________________________________________________

     Account Number _________________________________

     Bank Telephone Number _______-_______-___________

o A signature guarantee will be required if your bank registration does not match you StockCar Stocks Mutual Fund account registrations. Please review the rules of signature guarantees in the Prospectus.

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7.   StockCar Stocks Mutual Fund Automatic Investment Plan.  A voided check must be attached.
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     Bank Name  ________________________________________________________________

     City, State, and Zip in which bank is located _____________________________

     Bank Transit/ABA Number __________________   Account Number _______________
                               (nine digits)
     Select Monthly deposit (minimum $100) amount and day:
     $__________ Amount of Deposit

      [ ] 1st of the month (or next business day)
      [ ] 15th of the month (or next business day)

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8.   Signature
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     Please sign application, enclose your check and mail to:

                           StockCar Stocks Mutual Fund
                                   PO Box 844
                           Conshohocken, PA 19428-0844

                              I/We have full authority to purchase shares in the StockCar Stocks Mutual Fund, and have received and read a current Prospectus, agree to its terms and understand that by signing below (a) I/we hereby ratify all instructions given on this account and agree that neither the Fund nor Declaration Service Company will be liable for any loss, cost or expense for acting upon such instructions (by telephone or writing) believed by it to be genuine and accordance with the procedures described in the Prospectus, and (b) as required by Federal Law, I/We certify under Penalties of Perjury (1) that the Social Security or Taxpayer Identification Number provided herein is correct and (2) that the IRS has never notified me/us that I/we are subject to backup withholding. (Note: if part (2) of this sentence is not true in your case, please strike out that part before signing.)

     Owner/Custodian __________________________________________________
     Date __________________

     Joint Owner (if any) _____________________________________________
     Date ___________________

     Corporate Officers or Trustees (Please complete certification.)

     Signature ________________________________________________________
     Date ___________________
     Title ___________________________________________

     Signature ________________________________________________________
     Date ___________________
     Title ___________________________________________

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Complete the  certification  below only if you are a  corporation,  partnership, trust, or other organization.
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     Please retain a copy of this document for your files.  Any  modification of the information contained in this section will require an Amendment to this Application Form.

     I hereby certify:

     i) that I am the duly qualified ____________________ Corporate Seal of _______________________ a ____________ duly organized and existing under the laws of ___________ OR

     ii)  that  __________________________________________________  is (are) the
          currently acting trustee(s) / partner(s) of ___________.

     That all actions by shareholders, directors, trustees, partners, and other bodies necessary to execute the Purchase Application and establish an account StockCar Stocks Mutual Fund have been taken, and further

     That the following officer(s) or trustee(s) are, and until further notice to StockCar Stocks Mutual Fund will be, duly authorized and empowered to purchase, sell, assign, transfer and withdraw securities and funds from the account established hereby.

               Name                      Title                 Signature

     _________________________ ________________________ ________________________

     _________________________ ________________________ ________________________


     Signature of certifying officer __________________________________________
     Date _________________

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